UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported) March 4, 2015

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Hunt Valley, MD 21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINCLAIR BROADCAST GROUP, INC.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of March 4, 2015, the Board of Directors (the “Board”) of Sinclair Broadcast Group, Inc. (the “Company”) approved certain amendments (the “Amendments”) to the Company’s Bylaws and adopted the Amended and Restated Bylaws of Sinclair Broadcast Group, Inc. in the form filed as Exhibit 3.1 to this Current Report on Form 8-K (the “New Bylaws”).

Among other administrative changes, the Amendments effected the following changes to the Company’s Bylaws:

•                  Removed the requirement that each annual meeting of the stockholders be held within 13 months of the preceding annual meeting of stockholders;

•                  Provided additional detail with respect to the calling of special meetings of the stockholders, including what constitutes a valid request for a special meeting, the record date for determining whether a majority of the stockholders have submitted a request for a special meeting, the expiration date for submitting a request for a special meeting and procedures for withdrawing a request for a special meeting;

•                  Provided procedures for the conduct of special meetings of the stockholders;

•                  Added requirements for information with respect to, and advance notice of, stockholder proposals, including stockholder nominations for members of the Board;

•                  Reduced, from two to one, the minimum number of persons who may constitute a committee of the Board;

•                  Clarified that the indemnification provisions in Article VIII of the Bylaws vest immediately upon a person’s election as an officer or director of the Company; and

•                  Added a forum-selection clause designating the state and federal courts located within the State of Maryland as the exclusive forums in which certain actions may be brought, including any derivative action or proceeding brought on behalf of the Company, any action asserting a claim of breach of fiduciary duty owed to the Company or the Company’s stockholders by any director, officer or other employee of the Company, any action asserting a claim arising pursuant to any provisions of the Corporations and Associations Article of the Maryland Annotated Code and any action asserting a claim governed by the internal affairs doctrine.

The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the New Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 Amended and Restated Bylaws of Sinclair Broadcast Group, Inc. (adopted as of March 4, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Senior Vice President / Chief Accounting Officer

Dated: March 9, 2015